================================================================================

                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 2000
                               ------------------


                                 The Value Line
                                 Cash Fund, Inc.






                                     [LOGO]
                                 --------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds

The Value Line Cash Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

We are pleased to send you this Value Line Cash Fund semi-annual report for the six months ended June 30, 2000. The total net assets of your fund at the end of June were $386 million; the average maturity of the Fund's holdings was 41 days.

The Cash Fund's annualized yield for the six months ended June 30, 1999 at 5.54% compares favorably to the Fund's peer group return of 5.37%. For both the 7-day and the 30-day periods ended June 30th, the Fund's yield was 5.83% and 5.81%, respectively. Given our focus on credit quality, the Fund's performance continues to successfully fulfill its investment objective of securing as high a level of current income as is consistent with liquidity and preservation of capital.

We continue to maintain the majority (69%) of the Fund's holdings in U.S. Government and Agency securities and first-tier corporate securities. (First-tier securities refer to those assigned the highest short term rating by at least two nationally recognized ratings organizations -- for example, P-1 by Moody's Investor Service and A-1 by Standard & Poor's Corporation.) At present, we are not considering any new holdings rated below the first-tier level. In addition to our focus on first-tier securities, in evaluating corporate securities we also look for a minimum Safety Rank of 3 and a Financial Strength Rating of B or higher, according to The Value Line Investment Survey.

The domestic economy remained strong in the first half of this year. As a result, the Federal Reserve Board increased the Fed funds rate (the rate at which banks borrow and lend excess reserves to each other) 1.00% to 6.50% through June. The Fed was motivated to increase short-term rates to prevent the economy from growing too quickly thereby causing inflation to accelerate. Please see our accompanying "Economic Observations" insert for our current thinking on the economy and interest rates.

Thank you for investing with us.


                                       Sincerely,

                                       /s/ Jean Bernhard Buttner

                                       Jean Bernhard Buttner
                                       Chairman and President

August  4, 2000

--------------------------------------------------------------------------------
2

                                                  The Value Line Cash Fund, Inc.

Cash Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The American economy appears to be on a somewhat slower growth track as we move through the early stages of the second half of calendar 2000. Evidence of this deceleration in business activity can be found in recent surveys on manufacturing, housing, auto sales, and employment. Overall, we now estimate that GDP growth will average 3.0%-3.5% during the third and fourth quarters. Thereafter, we would expect the pace of economic activity to hold at these comparatively restrained levels through at least the first half of 2001, as the succession of interest-rate hikes voted for by the Federal Reserve Board over the past year, or so, continues to have the hoped-for effect of stabilizing the economy at comfortable growth levels.

Inflationary pressures, meanwhile, continue to be held in check for the most part, with sustained increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a moderate increase in cost pressures could still evolve over the next few quarters, particularly if energy prices increase further and the aforementioned moderation in second-half GDP growth fails to evolve as we expect it will. The Federal Reserve, taking note of this potential for higher prices, meanwhile, is likely to keep a vigilant eye on the monetary situation, standing ready to raise interest rates further should it deem inflation to be a problem. Absent an unexpected price flareup, we believe the recent credit tightening cycle will shortly run its course.

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                                                                               3

The Value Line Cash Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Principal                                                                                          Value
    Amount                                                                             Maturity        (in
(in thousands)                                                             Yield+        Date       thousands)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (35.4%)
  $ 10,000  Federal Home Loan Banks....................................     5.50%       7/21/00     $  10,000
     5,000  Federal Home Loan Banks....................................     6.04         9/1/00         5,000
    10,000  Federal Home Loan Banks....................................     6.14       10/12/00        10,000
    10,000  Federal Home Loan Banks....................................     6.60        1/26/01        10,000
    12,900  Federal Home Loan Banks....................................     6.56(2)     5/10/01        12,900
    10,000  Federal Home Loan Banks....................................     6.83(2)      6/1/01        10,000
    10,000  Federal National Mortgage Association......................     5.80        8/17/00         9,999
     4,000  Federal National Mortgage Association......................     5.13       11/30/00         3,978
    15,000  Student Loan Marketing Association.........................     6.21(1)     7/20/00        15,000
     5,000  Student Loan Marketing Association.........................     6.54(1)     8/10/00         5,000
    15,000  Student Loan Marketing Association.........................     6.04(1)     8/17/00        15,000
    10,000  Student Loan Marketing Association.........................     5.99(1)     9/21/00        10,000
    10,000  Student Loan Marketing Association.........................     6.09(1)    10/19/00        10,000
    10,000  Student Loan Marketing Association.........................     6.37(1)    12/21/00        10,000
 ---------                                                                                          ---------
   136,900  TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS .................                               136,877
 ---------                                                                                          ---------

COMMERCIAL PAPER (40.2%)
            BANK (2.1%)
     8,000  UBS Finance LLC............................................     6.65         7/5/00         7,994
 ---------                                                                                          ---------

            BEVERAGE--SOFT DRINK (2.1%)
     8,000  Coca-Cola Co.. ............................................     6.52         7/3/00         7,997
 ---------                                                                                          ---------

            DIVERSIFIED COMPANIES (2.6%)
    10,000  United Technologies Corp...................................     6.58        7/27/00         9,953
 ---------                                                                                          ---------

            DRUG (2.0%)
     8,000  Abbott Labs................................................     6.60        7/11/00         7,985
 ---------                                                                                          ---------

            DRUGSTORE (2.6%)
    10,000  Merck & Company Inc........................................     6.70         7/7/00         9,989
 ---------                                                                                          ---------

            ELECTRIC UTILITY--CENTRAL (2.6%)
    10,000  Wisconsin Eletric Power Co.................................     6.52        7/21/00         9,964
 ---------                                                                                          ---------

            ELECTRICAL EQUIPMENT (1.7%)
     6,500  General Electric Capital Corp..............................     6.65        7/18/00         6,480
 ---------                                                                                           ---------

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4

                                                  The Value Line Cash Fund, Inc.

                                                       June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

   Principal                                                                                          Value
    Amount                                                                             Maturity        (in
(in thousands)                                                             Yield+        Date       thousands)
-------------------------------------------------------------------------------------------------------------
            NEWSPAPER (5.1%)
  $ 10,000  Gannett Inc................................................     6.50%       7/18/00     $   9,969
    10,000  Knight Ridder Inc..........................................     6.51        7/11/00         9,982
 ---------                                                                                          ---------
    20,000                                                                                             19,951
 ---------                                                                                          ---------

            PUBLISHING (2.6%)
    10,000  Reed Elsevier Inc..........................................     6.52        7/14/00         9,976
 ---------                                                                                          ---------

            SECURITIES BROKERAGE (5.2%)
    10,000  Goldman, Sachs & Co........................................     6.54        7/10/00         9,984
    10,000  Morgan Stanley Dean Witter.................................     6.52         7/6/00         9,991
 ---------                                                                                          ---------
    20,000                                                                                             19,975
 ---------                                                                                          ---------

            TELECOMMUNICATIONS SERVICES (9.0%)
     8,000  Bell Atlantic Network Funding..............................     6.53        7/17/00         7,977
    10,000  Edison Asset Security......................................     6.54        7/19/00         9,967
     7,000  SBC Communications Inc.....................................     6.09        7/11/00         6,988
    10,000  US West Communications Inc.................................     6.63        7/12/00         9,980
 ---------                                                                                          ---------
    35,000                                                                                             34,912
 ---------                                                                                          ---------

            TOBACCO (2.6%)
    10,000  Philip Morris Capital Corp.................................     6.53        7/24/00         9,958
 ---------                                                                                          ---------
   155,500  TOTAL COMMERCIAL PAPER ....................................                               155,134
 ---------                                                                                          ---------


CORPORATE BONDS & NOTES (18.1%)
            AEROSPACE/DEFENSE (1.7%)
     6,500  Rockwell International Corp................................     8.38        2/15/01         6,567
 ---------                                                                                          ---------

            AUTO & TRUCK (1.3%)
     5,000  Paccar Financial Corp......................................     5.86       10/16/00         4,999
 ---------                                                                                          ---------

            BANK (4.0%)
     3,400  BankAmerica Corp...........................................     9.70         8/1/00         3,409
     5,000  Chase Manhattan Corp.......................................     6.43        3/29/01         4,991
     3,000  NationsBank -Dallas........................................     6.75        8/15/00         3,003
     4,000  NationsBank Corp...........................................     5.75        1/17/01         3,982
 ---------                                                                                          ---------
    15,400                                                                                             15,385
 ---------                                                                                          ---------

--------------------------------------------------------------------------------
                                                                               5

The Value Line Cash Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

   Principal                                                                                          Value
    Amount                                                                             Maturity        (in
(in thousands)                                                             Yield+        Date       thousands)
-------------------------------------------------------------------------------------------------------------
            ELECTRIC UTILITY--EAST (1.8%)
   $ 7,000  Duke Energy Co.............................................     7.00%        7/1/00     $   7,000
 ---------                                                                                          ---------

            ELECTRICAL EQUIPMENT (1.0%)
     4,000  General Electric Capital Corp..............................     5.92         4/3/01         3,961
 ---------                                                                                          ---------

            FINANCIAL SERVICES (4.6%)
     5,245  American Express Credit Corp...............................     6.50         8/1/00         5,247
     5,928  Associates Corp. North America.............................     6.63        5/15/01         5,922
     6,570  Citicorp...................................................     5.63        2/15/01         6,531
 ---------                                                                                          ---------
    17,743                                                                                             17,700
 ---------                                                                                          ---------
            PETROLEUM--INTEGRATED (1.2%)
     4,650  BP America Inc.............................................     9.38        11/1/00         4,694
 ---------                                                                                          ---------

            SECURITIES BROKERAGE (2.5%)
     5,800  Merrill Lynch & Co., Inc...................................     6.38        7/18/00         5,800
     4,000  Merrill Lynch & Co., Inc...................................     6.05         3/6/01         3,970
 ---------                                                                                          ---------
     9,800                                                                                              9,770
 ---------                                                                                          ---------
    70,093  TOTAL CORPORATE BONDS & NOTES .............................                                70,076
 ---------                                                                                          ---------


TAXABLE MUNICIPAL SECURITIES (5.1%)
     6,300  Carolina Medi-Plan Inc., variable rate Demand Bonds,
 ---------     Series 1997, Gtd., Letter of credit by Wachovia Bank
               of North Carolina, N.A. (Weekly Put) ...................     6.65(1)    7/5/00*          6,300
                                                                                                    ---------
     7,000  Mississippi Business Financial Corp., Industrial Development
 ---------    Revenue Bonds, Series 1994, (Bryan Foods, Inc. Project)
              Gtd.-Sara Lee Corp.  (Weekly Put.)  .....................     6.75(1)     7/5/00*         7,000
                                                                                                    ---------
    6,475   State of Texas, Veterans Housing Assistance, Refunding Bonds,
 ---------     Series 1994 A-2, Pledge Pledge (Weekly Put.)  ..........     6.66(1)    7/5/00*          6,475
                                                                                                    ---------
    19,775  TOTAL TAXABLE MUNICIPAL SECURITIES ........................                                19,775
 ---------                                                                                          ---------
   382,268  TOTAL INVESTMENTS (98.8%) .................................                               381,862
 ---------  (Amortized Cost $381,862)                                                               ---------


--------------------------------------------------------------------------------
6

                                                  The Value Line Cash Fund, Inc.

                                                       June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                                                    Value in
                                                                                                    thousands
   Principal                                                                                         except
    Amount                                                                                          per share
(in thousands)                                                                                       amount)
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (10.4%)
(including accrued interest)
 $ 20,000   Collateralized by U.S. Treasury Bond, $17,300,000
               93/83/4%, due 2/15/06 value $20,414,475
                (with Morgan Stanley & Co., Inc., 6.30%,
               dated 6/30/00, due 7/3/00 delivery value of $20,010,500)                             $  20,004
    20,000  Collateralized by U.S. Treasury Note, $20,275,000
               61/23/4%, due 5/31/02 value $20,383,023
               (with State Street Bank % Trust Company.,
               6.20%, dated 6/30/00, due 7/3/00
               delivery value of $20,010,333) .........................                                20,003
---------                                                                                           ---------
$  40,000   TOTAL REPURCHASE AGREEMENTS (10.4%) .......................                                40,007
---------   (Amortized Cost $40,007)                                                                ---------

            EXCESS OF LIABILITIES
               OVER CASH AND RECEIVABLES (-9.2%) ......................                               (35,607)
                                                                                                    ---------
            NET ASSETS (100.0%) .......................................                             $ 386,262
                                                                                                    =========
            NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER OUTSTANDING SHARE ............................                             $    1.00
                                                                                                    =========

+ Rate frequency for floating rate notes at June 30, 2000: (1) Weekly (2) Monthly. The rate shown on floating rate securities represents the yield at the end of the reporting period.

*    The maturity date shown is the date of the next interest rate change.



See Notes to Financial Statements

--------------------------------------------------------------------------------
                                                                               7

The Value Line Cash Fund, Inc.

Statement of Assets and Liabilities
at June 30, 2000 (unaudited)
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------

Assets:
Investments at value:
  (Amortized cost - $381,862) ..........................            $ 381,862
Repurchase agreement
  (cost - $40,007) .....................................               40,007
Cash ...................................................                   88
Receivable for capital shares sold .....................                1,446
Interest receivable ....................................                4,091
                                                                    ---------
    Total Assets .......................................              427,494
                                                                    ---------

Liabilities:
Payable for capital shares repurchased .................               40,897
Accrued expenses:
  Advisory fee .........................................                  134
  Other ................................................                  201
                                                                    ---------
    Total Liabilities ..................................               41,232
                                                                    ---------
Net Assets .............................................            $ 386,262
                                                                    =========

Net Assets:
Capital Stock, at $.10 par value
  (authorized 2 billion shares,
  outstanding 386,313,676 shares) ......................            $  38,631
Additional paid-in capital .............................              347,683
Accumulated net realized loss
  on investments .......................................                  (52)
                                                                    ---------
Net Assets .............................................            $ 386,262
                                                                    =========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share ....................................            $    1.00
                                                                    =========



Statement of Operations for the
Six Months Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                  (in thousands)
                                                                  -------------

Investment Income:
Interest income .........................................            $ 11,250
                                                                     --------

Expenses:
Advisory fee ............................................                 743
Transfer agent ..........................................                 126
Telephone, insurance dues and other .....................                  52
Registration and filing fees ............................                  38
Auditing and legal ......................................                  26
Printing ................................................                  23
Custodian fees ..........................................                  22
Postage .................................................                  21
Directors' fees and expenses ............................                   6
                                                                     --------
Total Expenses before
Custody Credits .........................................               1,057
                                                                     --------
Less Custody Credits ....................................                  (1)
                                                                     --------
    Net Expenses ........................................               1,056
                                                                     --------
Net Investment Income ...................................              10,194
                                                                     --------
Net Increase in Net Assets
  from Operations .......................................            $ 10,194
                                                                     ========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                                             The Value Line Cash Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2000 (unaudited) and for the Year Ended December 31, 1999
-------------------------------------------------------------------------------------------
                                                          Six Months
                                                            Ended            Year Ended
                                                        June 30, 2000       December 31,
                                                         (unaudited)            1999
                                                        -------------------------------
                                                             (Dollars in thousands)
Operations:
  Net investment income ........................        $    10,194         $    16,415
  Net realized gain on investments .............               --                     2
                                                        -------------------------------
  Net increase in net assets from operations ...             10,194              16,417
                                                        -------------------------------

Distributions to Shareholders:
  Net investment income ........................            (10,194)            (16,415)
                                                        -------------------------------

Capital Share Transactions:
  Net proceeds from sale of shares .............          1,410,389           1,850,643
  Net proceeds from reinvestment of dividends ..             10,194              16,415
                                                        -------------------------------
                                                          1,420,583           1,867,058
  Cost of shares repurchased ...................         (1,399,220)         (1,819,472)
                                                        -------------------------------
    Net increase from capital share transactions             21,363              47,586
                                                        -------------------------------
Total Increase in Net Assets ...................             21,363              47,588

Net Assets:
  Beginning of period ..........................            364,899             317,311
                                                        -------------------------------
  End of period ................................        $   386,262         $   364,899
                                                        ===============================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

The Value Line Cash Fund, Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Value Line Cash Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund's investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following summary of significant accounting policies is in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount, including accrued interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Security Transactions. Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined on the identified cost method.

(D) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

--------------------------------------------------------------------------------
10

                                                  The Value Line Cash Fund, Inc.

                                                       June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

2.   Dividends, Distributions to Shareholders and Capital Share Transactions

The Fund earns interest daily on its investments and distributes daily on each day the Fund is open for business all of its net investment income. Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day. All such distributions are automatically credited to shareholder accounts in additional shares at net asset value of the day declared.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

3.   Tax Information

At June 30, 2000 the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes is approximately $421,869,000. At June 30, 2000, there is no unrealized appreciation or depreciation of investments.

For federal income-tax purposes, the Fund utilized approximately $3,000 of its capital loss carryover to offset a realized gain during the year ended December 31, 1999. The Fund had a net capital loss carryover at December 31, 1999 of approximately $52,000 which will expire in the year 2002. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

4.   Investment Advisory Contract, Management Fees, and Transactions with
     Affiliates

An advisory fee of $742,931 was paid or payable to Value Line, Inc. the Fund's investment adviser, (the "Adviser"), for the six months ended June 30, 2000. This was computed at an annual rate of 4/10 of 1% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 96,467,054 shares of the Fund's capital stock, representing 24.97% of the outstanding shares at June 30, 2000. In addition, certain officers and directors of the Fund owned 17,144,863 shares of the Fund, representing 4.44% of the outstanding shares.

5.   Subsequent Event

At a special meeting of sharesholders held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The plan, adopted pursuant to Rule 12b-1 under the Investment Act of 1940, provides for the payment of certain expenses incurred by the Distributor in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
                                                                              11

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

                                    Six Months
                                       Ended                                    Years Ended December 31,
                                   June 30, 2000       ------------------------------------------------------------------------
                                    (unaudited)           1999              1998           1997           1996           1995
                                     ------------------------------------------------------------------------------------------
Net asset value, beginning
  of period .....................    $   1.000         $   1.000         $   1.000      $   1.000      $   1.000      $   1.000
                                     ------------------------------------------------------------------------------------------
  Net investment income .........         .028              .048              .051           .051           .050           .054
  Dividends from net
    investment income ...........        (.028)            (.048)            (.051)         (.051)         (.050)         (.054)
                                     ------------------------------------------------------------------------------------------
  Change in net asset value .....         --                --                --             --             --             --
                                     ------------------------------------------------------------------------------------------
Net asset value, end of period ..    $   1.000         $   1.000         $   1.000      $   1.000      $   1.000      $   1.000
                                     ==========================================================================================
Total return ....................         2.76%+            4.82%             5.06%          5.10%          5.00%          5.40%

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ................    $ 386,262         $ 364,889         $ 317,311      $ 303,094      $ 361,797      $ 359,343
Ratio of expenses to average
  net assets ....................          .57%(2)           .55%(1)           .57%           .59%           .55%           .57%
Ratio of net investment income
  to average net assets .........         5.49%*            4.70%             4.93%          4.97%          4.86%          5.27%

(1)  Ratio   reflects   expenses   grossed  up  for  custody   fees  waived  and
     reimbursement. The ratio of expenses to average net assets net of custody fees waived and reimbursement would have been .52%.

(2)  Before offset of custody credits.

+    Not annualized, for six months period only.

*    Annualized.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
12

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr
OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Charles Heebner
                      Vice President
                      Bradley T. Brooks
                      Vice President
                      David T. Henigson
                      Vice President
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

An investment in The Value Line Cash Fund, Inc. is not guaranteed or insured by the U.S. Government and there is no assurance that the Fund will maintain its per share net asset value.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

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